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                                                                     Exhibit 23

                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS


Photogen Technologies, Inc.
Knoxville, TN


We hereby consent to the incorporation by reference of our report dated February 20, 2001, relating to the consolidated financial statements of Photogen Technologies, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, into the Company's previously filed Form S-3, File Number 333-46394.



                                       /s/ BDO Seidman, LLP


                                       BDO Seidman, LLP

Chicago, Illinois
April 2, 2001